Exhibit 99.1

Northern Oil and Gas, Inc. Provides Operations Update and 2012 Capital Expenditure Budget

WAYZATA, MINNESOTA — December 15, 2011 — Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) (“Northern Oil”) today provided an operations update and established its expected 2012 capital budget.

ACREAGE AND DRILLING UPDATE

During the fourth quarter of 2011 through December 12, 2011, Northern Oil has acquired leasehold interests covering approximately 7,600 net mineral acres for an aggregate cost of $19 million, or approximately $2,500 per net acre. As a result, Northern Oil controls over 160,000 net acres in the Williston Basin Bakken and Three Forks play as of December 12, 2011.

Northern Oil has spud approximately 11 net wells during the fourth quarter of 2011 through December 12, 2011, bringing the cumulative net wells spud in 2011 to approximately 37 through December 12, 2011.  Northern Oil reaffirms that it expects to spud approximately 40 total net wells in 2011.

During the fourth quarter of 2011 through December 12, 2011, Northern Oil has added production from 98 gross (9.9 net) wells. Northern Oil is currently participating in an additional 203 gross (21.4 net) Bakken or Three Forks wells drilling, awaiting completion or completing as of December 12, 2011. Northern Oil reaffirms that it expects to exit the fourth quarter of 2011 with production volumes of approximately 10,000 barrels of oil equivalent per day.

2012 DRILLING AND CAPITAL EXPENDITURES

Based on recent rig activity and pace of drilling in the Williston Basin, Northern Oil currently expects to spud approximately 44 net wells and spend approximately $325 million in drilling capital expenditures during 2012. Northern Oil anticipates average completed costs per net well will approximate $7.4 million during 2012, primarily due to its exposure to more long lateral wells, which are increasingly drilled on 1,280 acre spacing units using synthetic proppants.

Northern Oil also expects to continue deploying additional capital toward strategic acreage acquisitions throughout 2012, generally consistent with past practices. Northern Oil currently expects to fund all 2012 capital expenditures with cash flows and borrowings.

2012 DERIVATIVES ACTIVITY

Northern Oil currently has approximately 1.4 million total barrels of oil subject to derivative contracts for 2012, including one million barrels swapped with a weighted average price of $90.87, and 400 thousand barrels collared with a weighted average floor price of $88.28.

RECENT COMPLETION HIGHLIGHTS

The following table illustrates certain highlighted well completions in which Northern Oil has recently participated with a working interest (“WI”).

WELL NAME	OPERATOR	COUNTY, STATE	WI*	IP**
ROSE 147-99-28-2H	CONOCO	MCKENZIE, ND	50.00%	628
MUSTANG 2-22H	SLAWSON	MOUNTRAIL, ND	39.56%	1,135
OLSON RANCH 1-21-16H	G3 OPERATING	ROOSEVELT, MT	33.00%	607
STAMPEDE 2-36-25H	SLAWSON	WILLIAMS, ND	25.00%	666
LYNN 5502 11-10H	OASIS	WILLIAMS, ND	15.68%	669
EN- JORSTAD 157-94-0904-1	HESS	MOUNTRAIL, ND	11.89%	1,558
GABRIEL 3-36-25H	SLAWSON	MCKENZIE, ND	10.94%	3,525

* The WI noted above are based on Northern Oil’s internal records and are subject to verification by operators’ third-party legal counsel in connection with the preparation of final division order title opinions.

** The “IP” means the initial production (“IP”) rate expressed in barrels of oil equivalent per day. The IP rate is the 24-hour “Peak Production Rate.” Peak Production Rates may be established following the initial day of production, depending on operator design or well flowback profiles. The IP rate may be estimated based on other third party estimates or limited data available at this time. The IP is computed using barrels of oil equivalent.

CURRENT DRILLING ACTIVITY

The following table illustrates the Bakken or Three Forks wells drilling, awaiting completion or completing in which Northern Oil is participating with a working interest of at least one percent (1%) as of December 12, 2011.

	WELL NAME	OPERATOR	COUNTY, STATE	WI*
1	MENACE 1-17-20H	SLAWSON	MOUNTRAIL, ND	59.56%
2	KNUDSVIG 12-1-160-100H 1PB	BAYTEX	DIVIDE, ND	57.11%
3	HIGHLAND 2-9H	SINCLAIR	MOUNTRAIL, ND	54.57%
4	PROBE 1-19-30H	SLAWSON	MOUNTRAIL, ND	50.06%
5	JOHNSON 30-31-161-99H	BAYTEX	DIVIDE, ND	47.93%
6	COLETTE 21X-18	XTO	WILLIAMS, ND	46.46%
7	JOHNSON 25-36-160-100H 1BP	BAYTEX	DIVIDE, ND	45.10%
8	TITAN 36-25-164-99H	SAMSON	DIVIDE, ND	42.67%
9	SORCERER 1-14-15H	SLAWSON	MOUNTRAIL, ND	42.16%
10	SCOUT 1-18H	SLAWSON	MOUNTRAIL, ND	41.29%
11	TURBO 2-21-16H	SLAWSON	DUNN, ND	36.43%
12	CONDOR 1-36-25H	SLAWSON	MCKENZIE, ND	35.94%
13	CHARLIE SORENSON 17-8 2-H	BRIGHAM	MOUNTRAIL, ND	33.58%
14	DENALI 13-24-163-98H	SAMSON	DIVIDE, ND	32.45%
15	HOLLAND 9-19H	NORTH PLAINS	WILLIAMS, ND	32.40%
16	LIDO 11-2-162-98H	SAMSON	DIVIDE, ND	29.83%
17	CROSBY CREEK 1-5H	SINCLAIR	DUNN, ND	29.63%
18	STARLING 11-2-163-96H	SAMSON	DIVIDE, ND	29.27%
19	AV-SCHWARTZ-163-93-1102H-1	HESS	BURKE, ND	29.08%
20	RAVEN 1-13H	SLAWSON	MOUNTRAIL, ND	28.47%
21	OAKLAND 151-103-29B-32-1H	PETRO HUNT	MCKENZIE, ND	28.47%
22	OPPEGAARD 9-9H	NORTH PLAINS	WILLIAMS, ND	28.12%
23	VANVILLE 21-2635H	EOG	BURKE, ND	28.08%
24	VANVILLE 22-2623H	EOG	BURKE, ND	28.08%
25	DORADO 14-23-162-98H	SAMSON	DIVIDE, ND	27.83%
26	PELICAN 26-35-162-96H	SAMSON	DIVIDE, ND	27.30%
27	ZI CLIFFSIDE 12-11H	ZENERGY	MCKENZIE, ND	26.80%
28	REGAL 12-1-162-98H	SAMSON	DIVIDE, ND	25.89%
29	PIGEON 30-31-162-96H	SAMSON	DIVIDE, ND	24.63%
30	PHEASANT 14-23-163-96H	SAMSON	DIVIDE, ND	24.03%
31	PERSON 24-35H	MARATHON	DUNN, ND	23.03%
32	STALLION 2-1-12H	SLAWSON	MOUNTRAIL, ND	22.41%
33	KANDIYOHI 19-2932H	EOG	BURKE, ND	21.88%
34	HORSE CREEK 5004 42-35H	OASIS	MCKENZIE, ND	21.87%
35	GORHMAN 14-31TFH	CONOCO	DUNN, ND	21.36%
36	GORHMAN 24-31MBH	CONOCO	DUNN, ND	21.36%
37	MARAUDER 13-24-162-98H	SAMSON	DIVIDE, ND	21.30%
38	THOMTE 8-5-163-99H	SAMSON	DIVIDE, ND	21.30%
39	CUTTHROAT 1-22H	SLAWSON	RICHLAND, MT	20.00%
40	ROVER 1-20H	SLAWSON	RICHLAND, MT	20.00%
41	CPEC JURASIN 32-29-163N-100W	SAMSON	DIVIDE, ND	19.95%
42	OBENOUR 150-99-21-16-1H	NEWFIELD	MCKENZIE, ND	18.75%
43	REGETH 22-1H	HESS	DUNN, ND	18.75%
44	EN-LONETREE FARMS ###-##-####H-2	HESS	MOUNTRAIL, ND	18.71%
45	CRESCENT FARMS 7-6 1H	ZAVANNA	MCKENZIE, ND	17.88%
46	SEVRE 1-22H	CONTINENTAL	WILLIAMS, ND	17.19%
47	STATE JAEGER 1-16-21H-142-94	OXY	DUNN, ND	15.63%
48	EN-KIESEL ###-##-####H-2	HESS	MOUNTRAIL, ND	15.03%
49	ANDROID #1-6H	SLAWSON	RICHLAND, MT	14.78%
50	GO-SOLBERG 15-31H	HESS	WILLIAMS, ND	14.76%
51	NOMAD 6-7-163-99H	SAMSON	DIVIDE, ND	14.71%
52	BW-R PETERSON ###-##-####H-1	HESS	MCKENZIE, ND	13.95%
53	MONTCLAIR #1-12-163-99H	SAMSON	DIVIDE, ND	13.29%
54	RHODA 24-31H	MARATHON	MOUNTRAIL, ND	12.82%
55	HILLY 22-15 1H	BRIGHAM	MCKENZIE, ND	12.66%
56	MIRAMAR 1-32AH	CONTINENTAL	MCKENZIE, ND	12.63%
57	EN-PERSON ###-##-####H-2	HESS	MOUNTRAIL, ND	12.55%
58	EN-PERSON ###-##-####H-3	HESS	MOUNTRAIL, ND	12.55%
59	LOSTWOOD 1-1201H	EOG	MOUNTRAIL, ND	12.52%
60	LOSTWOOD 18-1224H	EOG	MOUNTRAIL, ND	12.52%
61	STANLEY 28-21-156-91H	SAMSON	MOUNTRAIL, ND	12.50%
62	CHITWOOD 34-36H	WHITING	MCKENZIE, ND	12.50%
63	MATTER STATE 3-17H	CORNERSTONE	BURKE, ND	12.50%
64	MOE 19-18-162-100H 1PB	BAYTEX	DIVIDE, ND	12.24%
65	FERTILE 28-26H	EOG	MOUNTRAIL, ND	11.88%
66	LOSTWOOD 16-3526H	EOG	MOUNTRAIL, ND	11.52%
67	LOSTWOOD 21-1402H	EOG	MOUNTRAIL, ND	11.51%
68	LOSTWOOD 22-1423H	EOG	MOUNTRAIL, ND	11.51%
69	EN-POSTOVIT ###-##-####H-1	HESS	MOUNTRAIL, ND	11.35%
70	BURESH 34-10TFH	WHITING	STARK, ND	11.32%
71	LOSTWOOD 25-1510H	EOG	MOUNTRAIL, ND	11.20%
72	LOSTWOOD 10-2227H	EOG	MOUNTRAIL, ND	11.19%
73	EN-SELBY ###-##-####H-1	HESS	MOUNTRAIL, ND	11.18%
74	SIDONIA 9-35H	EOG	MOUNTRAIL, ND	10.78%
75	CLEARWATER 25-3202H	EOG	MOUNTRAIL, ND	10.29%
76	EN-SABLE ###-##-####H-1	HESS	MOUNTRAIL, ND	10.23%
77	LESLIE 42X-13	XTO	MCKENZIE, ND	10.16%
78	SHORT PRAIRIE 2-1011H	EOG	WILLIAMS, ND	9.94%
79	ELSIE DVORAK 1-8-17H-141-96	OXY	DUNN, ND	9.74%
80	JOHNSON 1-3H	SINCLAIR	MCKENZIE, ND	9.42%
81	GJOA LYNN 10012H	ARSENAL	MOUNTRAIL, ND	9.38%
82	SQUADRON 1-15-14H	SLAWSON	ROOSEVELT, MT	8.78%
83	ANDERSON 12-18H	TRUE OIL	MCKENZIE, ND	8.66%
84	CHRISTIANA 21X-06	XTO	WILLIAMS, ND	8.12%
85	STATE JABLONSKY 1-12H-141-95	OXY	DUNN, ND	7.97%
86	CITADEL 2-11-2H	SLAWSON	ROOSEVELT, MT	7.79%
87	SCHILKE 16-21-1H	NORTH PLAINS	WILLIAMS, ND	7.69%
88	QUALE 1-1H	CONTINENTAL	MCKENZIE, ND	7.69%
89	1-H OSMOND 3-10	NEWFIELD	WILLIAMS, ND	7.51%
90	BURIAN 1-27H	CONTINENTAL	BILLINGS, ND	7.36%
91	INGEBRET 1-8H	CONTINENTAL	DIVIDE, ND	7.33%
92	BLACK HAWK USA 31-16H	MARATHON	MOUNTRAIL, ND	7.05%
93	THORVALD 2-6H	CONTINENTAL	DUNN, ND	6.70%
94	HALLIDAY 2-25-36H	HUNT OIL	DUNN, ND	6.38%
95	GO-BIWER 15-35H	HESS	WILLIAMS, ND	6.25%
96	EN-JOHNSON -A ###-##-####H-2	HESS	MOUNTRAIL, ND	6.25%
97	KANDIYOHI 21-3427H	EOG	BURKE, ND	6.25%
98	DULETSKI 21-30TFH	WHITING	BILLINGS, ND	6.25%
99	LONETREE 2758 43-9H	OASIS	ROOSEVELT, MT	6.25%
100	DAVID SADOWSKY 1-11-14H-142-96	OXY	DUNN, ND	6.25%
101	KOSTENKO 30-138-97 A 1H	CHESAPEAKE	STARK, ND	6.22%
102	KATE 2-19H	CONTINENTAL	DUNN, ND	6.15%
103	HAUGE 13-21H	SM ENERGY	DIVIDE, ND	6.08%
104	CLEARWATER 16-3301H	EOG	MOUNTRAIL, ND	6.07%
105	FOREST 26-35 #1H	BRIGHAM	MCKENZIE, ND	6.00%
106	1-H HUNTER 17-20	NEWFIELD	WILLIAMS, ND	5.55%
107	SETTERLUND 159-94-28B-33-1H	PETRO HUNT	BURKE, ND	5.31%
108	KELTER 7-6H	ZENERGY	MCKENZIE, ND	5.02%
109	BRUCE 5-8 1H	ZAVANNA	WILLIAMS, ND	4.69%
110	SONOMA 19-30-161-92HOR	SAMSON	BURKE, ND	4.23%
111	OXY OLSON 160-90-10-P-1H	OXY	BURKE, ND	4.17%
112	AMBUSH 1-31-30H	SLAWSON	WILLIAMS, ND	3.96%
113	EN-JOHNSON ###-##-####H-2	HESS	MOUNTRAIL, ND	3.91%
114	WILLY 31X-3	XTO	WILLIAMS, ND	3.90%
115	ZEPHYR 2-36H	SLAWSON	MOUNTRAIL, ND	3.76%
116	EN-STENBAK ###-##-####H-1	HESS	MOUNTRAIL, ND	3.65%
117	CHALMERS 5300 31-19H	OASIS	MCKENZIE, ND	3.45%
118	GO-GOLDEN VALLEY ###-##-####H-1	HESS	WILLIAMS, ND	3.13%
119	HARDSCRABBLE 10-2536H	EOG	WILLIAMS, ND	3.13%
120	EAST GRIZZLY FEDERAL 3-25-13-3H	KODIAK	MCKENZIE, ND	3.13%
121	HALLIDAY 1-30-31H	HUNT OIL	DUNN, ND	3.09%
122	WOLTER 15-8H	SM ENERGY	DIVIDE, ND	3.08%
123	GLENDON 1-17H	CONTINENTAL	WILLIAMS, ND	3.05%
124	DAKOTA-3 BEAR DEN 24-13H2	DAKOTA	MCKENZIE, ND	2.92%
125	EN-THRONSON ###-##-####H-1	HESS	MOUNTRAIL, ND	2.88%
126	MOE 29-32-162-100H 1BP	BAYTEX	DIVIDE, ND	2.79%
127	ABELMANN STATE 21-16 2H	BRIGHAM	MCKENZIE, ND	2.73%
128	JORGENSON 158-94-12C-1-1H	PETRO HUNT	BURKE, ND	2.57%
129	EN MOORE ###-##-####H-1	HESS	MOUNTRAIL, ND	2.51%
130	EN-NORSTEDT ###-##-####H-1	HESS	MOUNTRAIL, ND	2.50%
131	EN-SORENSON B-155-94-3526H-1	HESS	MOUNTRAIL, ND	2.35%
132	LEISETH 1-24H	SM ENERGY	MCKENZIE, ND	2.34%
133	SMOKEY 3-6-7-14H	KODIAK	MCKENZIE, ND	2.20%
134	EN-HYNEK###-##-####H-2	HESS	MOUNTRAIL, ND	1.82%
135	EN-HYNEK###-##-####H-3	HESS	MOUNTRAIL, ND	1.82%
136	JOYCE REPP 21-17H	MARATHON	DUNN, ND	1.70%
137	LIBERTY LR 12-11H	EOG	MOUNTRAIL, ND	1.59%
138	OVERLAND #1-8H	CONTINENTAL	BURKE, ND	1.57%
139	OBRIGEWITCH 11-17TFH	WHITING	STARK, ND	1.56%
140	SKUNK CREEK 2-8-17-14H3	KODIAK	DUNN, ND	1.56%
141	SKUNK CREEK 2-8-17-15H	KODIAK	DUNN, ND	1.56%
142	FRASER FEDERAL 5300 24-34H	OASIS	MCKENZIE, ND	1.52%
143	SCHILKE 1-30H	CONTINENTAL	DIVIDE, ND	1.51%
144	PALERMO 2-6-34H	HUNT OIL	MOUNTRAIL, ND	1.47%
145	KLEFSTAD 24-25H	WHITING	MOUNTRAIL, ND	1.46%
146	TIM ECKELBERG 44-22H	MARATHON	DUNN, ND	1.39%
147	HARDSCABBLE 8-0409H	EOG	WILLIAMS, ND	1.33%
148	HOVDEN 15-1H	HESS	DUNN, ND	1.30%
149	OSTLUND 11-14H	MARATHON	MOUNTRAIL, ND	1.30%
150	OSTLUND 11-14TFH	MARATHON	MOUNTRAIL, ND	1.30%
151	JAMES HILL 10-0112H	EOG	MOUNTRAIL, ND	1.25%
152	RAYMOND 21X-5	XTO	WILLIAMS, ND	1.16%
153	SIDONIA 15-1102H	EOG	MOUNTRAIL, ND	1.13%
154	DAWSON 5494 13-1H	OASIS	MOUNTRAIL, ND	1.13%
155	EN-RHODE ###-##-####H-1	HESS	MOUNTRAIL, ND	1.07%
156	CLIFFORD BAKKE 26-35 4H	BRIGHAM	MOUNTRAIL, ND	1.04%
157	CLIFFORD BAKKE 26-35 3H	BRIGHAM	MOUNTRAIL, ND	1.04%
158	CLEARWATER 4-11H	EOG	MOUNTRAIL, ND	1.04%
159	RON 28-33 1H	BRIGHAM	MCKENZIE, ND	1.04%
160	BRUNDTLAND 1-15H	CONTINENTAL	DIVIDE, ND	1.04%

* The WI noted above are based on Northern Oil’s internal records and are subject to verification by operators’ third-party legal counsel in connection with the preparation of final division order title opinions.

MANAGEMENT COMMENT

Michael Reger, Chief Executive Officer, commented, “We believe our growing asset base in the Williston Basin Bakken and Three Forks play will provide for another excellent year in 2012.  Given the continued industry-wide investments being made in this play, we believe Northern Oil is well positioned to continue to drive its share value in 2012.”

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin Bakken and Three Forks play in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: general economic or industry conditions, nationally and/or in the regions in which our Company conducts business, oil and gas prices, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
Erik Nerhus
952-476-9800